* Certain Confidential material contained in Exhibit 10.17 has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 the Securities Act of 1934, as amended.



                                                                   EXHIBIT 10.17


                        CONTRACT MANUFACTURING AGREEMENT


                                     BETWEEN



                            THE DOW CHEMICAL COMPANY



                                       AND



                          GELTEX PHARMACEUTICALS, INC.

                                TABLE OF CONTENTS

                                                                 Page
                                                                 ----

ARTICLE 1   -  DEFINITIONS........................................1
ARTICLE 2   -  PURPOSE............................................4
ARTICLE 3   -  TERM...............................................5
ARTICLE 4   -  QUALITY............................................5
ARTICLE 5   -  QUANTITIES.........................................5
ARTICLE 6   -  PRICES FOR PRODUCT.................................9
ARTICLE 7   -  DELIVERY, TITLE, TRANSPORTATION....................10
ARTICLE 8   -  INVOICES AND PAYMENT...............................10
ARTICLE 9   -  WARRANTIES AND OBLIGATIONS OF CUSTOMER.............11
ARTICLE 10  -  LIMITED WARRANTY...................................11
ARTICLE 11  -  DISCLAIMER OF WARRANTIES...........................11
ARTICLE 12  -  INSPECTION AND NOTICE OF CLAIMS....................11
ARTICLE 13  -  LIMITATION OF REMEDIES AND LIABILITY...............12
ARTICLE 14  -  INTELLECTUAL PROPERTY..............................12
ARTICLE 15  -  INDEMNITY..........................................14
ARTICLE 16  -  INSURANCE..........................................15
ARTICLE 17  -  DOW FACILITY.......................................16
ARTICLE 18  -  PRODUCT STEWARDSHIP................................16
ARTICLE 19  -  FORCE MAJEURE......................................17
ARTICLE 20  -  EARLY TERMINATION..................................18
ARTICLE 21  -  ASSIGNMENT.........................................18
ARTICLE 22  -  NOTICE.............................................18
ARTICLE 23  -  PLANT VISITS.......................................19

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                 Page
                                                                 ----

ARTICLE 24   -  CONFIDENTIALITY OF INFORMATION....................19
ARTICLE 25   -  EXPORT CONTROL OF TECHNICAL DATA..................21
ARTICLE 26   -  TAXES.............................................21
ARTICLE 27   -  INDEPENDENT CONTRACTOR............................21
ARTICLE 28   -  SEVERABILITY......................................21
ARTICLE 29   -  NON-WAIVER OF DEFAULTS............................22
ARTICLE 30   -  CREDIT............................................22
ARTICLE 31   -  GOVERNING LAW.....................................22
ARTICLE 32   -  HEADINGS..........................................22
ARTICLE 33   -  ENTIRE AGREEMENT..................................22
ARTICLE 34   -  ARBITRATION.......................................23


SCHEDULE 1      PRODUCT SPECIFICATIONS

SCHEDULE 2      OPERATING GUIDELINES

SCHEDULE 3      VISITORS AGREEMENT

                        CONTRACT MANUFACTURING AGREEMENT


This Contract Manufacturing Agreement, effective April 21, 1997 (the "Effective Date"), is between THE DOW CHEMICAL COMPANY, a Delaware corporation ("DOW"), and GELTEX PHARMACEUTICALS, INC., a Delaware corporation ("CUSTOMER"). In consideration of the mutual covenants set forth in this Agreement, DOW and CUSTOMER agree as follows:

ARTICLE 1 - DEFINITIONS
-----------------------

"AFFILIATE" as used in this Agreement with respect to one party, means any company controlling, controlled by or under common control with such party. For the purpose of this definition, a company shall be deemed to control another company when it owns, directly or indirectly, more than 50% of the voting stock of (or similar interest in) the latter.

"AGREEMENT" means this Contract Manufacturing Agreement, as may be amended from time to time according to Article 33, and any Schedules to this Agreement. The terms and conditions of this Agreement shall control over any terms and conditions included in documents used by CUSTOMER to order Product, or by DOW in accepting or confirming orders. Any term or condition on a purchase order, acceptance or any other document which is not in accordance with this Agreement is invalid.

"ANALYTICAL INFORMATION" means technology and data developed and owned or possessed by CUSTOMER for the manufacture of Product ** * ********** *******
******* *** ******* ** ******** **** *** ********* ***** ** ** ************
******* *** **** ******** **** *** ******** which technology and data formally shall be transferred to Dow in a manner that (a) meets FDA requirements and (b) can be used by Dow to manufacture Product.

"CALENDAR YEAR" means a twelve (12) month period commencing January 1.

"CERCLA" means the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 6901 et seq.

"CLAIM(S)" means any legal or equitable causes of action (including but not limited to negligence; strict liability; other tort; express or implied warranty, indemnity or contract; contribution; or subrogation) related to or arising out of the performance or nonperformance of this Agreement.

"DOW FACILITY" means DOW's multi-purpose manufacturing facility located in Midland, Michigan.

* Confidential Treatment Requested for information omitted and filed separately with the SEC.

 "DOW KNOW-HOW" means DOW's proprietary business and technical information concerning products and the processes used to manufacture products, including, but not limited to: (a) production forecasts; (b) product, raw material, packaging and equipment specifications and samples; (c) process and manufacturing information consisting of descriptions, NDAs and other pertinent documents concerning methods, formulae and standards for the manufacture of products; (d) quality control information and data; (e) analytical procedures and data; and (f) performance test data.

"EFFECTIVE DATE" means the date stated above.

"FDA" means the United States Food and Drug Administration.

"FDCA" means the Federal Food, Drug and Cosmetic Act, 21 U.S.C. ss.ss.301 ET
SEQ.

"FORCE MAJEURE EVENT" means any event beyond the reasonable control of the party affected which significantly interferes with the production, supply, transportation, consumption or Waste disposal practice of the party at the time respecting the Product covered by this Agreement, or the inability to obtain on terms reasonably deemed by DOW to be practicable any supplies, parts or raw material (including energy or other utilities) used in connection therewith, such as any accident, mechanical breakdown of facilities, fire, flood, strike, labor trouble, riot, revolt, war, drought, inability to meet governmental environmental waste disposal standards, action of governmental authority and laws, rules, ordinances and regulations (including, but not limited to, those dealing with pollution, health, ecology, or environmental matters), acts of God, or other similar types of contingencies.

"GMPS" means current Good Manufacturing Practices as defined in FFDCA and related regulations.

"IND(S)" means an Investigational New Drug as defined in FFDCA and related regulations.

"KG" means kilograms.

"MONTH(S)" means a calendar month commencing on the first day of a month.

"MT" means metric tons.

"NDA(S)" means a New Drug Application as defined in FFDCA and related regulations.

********* ***** ***** ****** **** ***** * ******** ********


                                      -2-

* Confidential Treatment Requested for information omitted and filed separately with the SEC.

"OPERATING GUIDELINES" means a description of the process for the manufacture of the Product as contained in the Chemical Methods Control section of the NDA, all as set forth in Schedule 2. The Operating Guidelines may be amended from time to time upon the mutual written agreement of DOW and CUSTOMER.

***** ***** ************** ************* *** ******* ******** ** * ****** *****
** ***** ***** ** **** ********* **** ********

"PRICE" means the charge for the contract manufacturing of the Product in United States dollars as calculated in Article 6.

"PRICE INDEX" means the CMR Market Index as announced by the Chemical Marketing Reporter for the applicable Calendar Year.

"PRODUCT" means sevelamer hydrochloride, which is a bulk non-systemic drug substance used to lower phosphate levels in dialysis patients, manufactured by DOW for CUSTOMER. Over time the parties may agree to add additional items to the Product list according to Section 5.4.

"PROFESSIONAL" means a DOW employee or contractor who has obtained a minimum of a bachelor's degree in a scientific or technically related field and who performs services pursuant to this Agreement. For the purpose of this Agreement, a Professional shall not include a person who performs routine maintenance or normal quality assurance and quality control duties.

"PROPRIETARY INFORMATION" means confidential information disclosed or developed pursuant to the terms of this Agreement.

"QUARTER" means three consecutive Months commencing January 1, April 1, July 1 or October 1.

"RCRA" means the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.

"RESEARCH SERVICE AGREEMENT" means the Research Service Agreement dated September 1, 1996, as amended, between DOW and CUSTOMER.

"SPECIFICATION(S)" means the agreed-to specifications for the Product as fully described in Schedule 1. The Specifications may be amended from time to time upon the mutual written agreement of DOW and CUSTOMER.

"WASTE(S)" means "hazardous substance which is disposed or released" as defined in CERCLA, and "waste" as defined in RCRA and includes waste of any kind including, without limitation, both routine process waste and by-products which are disposed.


                                       -3-
* Confidential Treatment Requested for information omitted and filed separately with the SEC.

"WORK DAY" means each day of the week excluding Saturday, Sunday and any public holiday.

ARTICLE 2  -  PURPOSE
---------------------

2.1 DOW agrees to manufacture and sell Product to CUSTOMER and CUSTOMER agrees to purchase and receive Product from DOW, pursuant to the terms and conditions stated in this Agreement. DOW's manufacturing responsibilities are:

          (a) unloading, handling and storing raw materials and packaging materials at the DOW Facility;

          (b) manufacturing Product;

          (c) collecting and retaining for three (3) years lot samples of the Product;

          (d) packaging Product;

          (e) handling and storing bulk and packaged Product;

          (f) preparing Product for shipment;

          (g) making the Product available to a common carrier;

          (h) keeping records and reporting to CUSTOMER and applicable governmental agencies;

          (i) handling, storing, treating, and disposing of Wastes generated by DOW in DOW's performance of this Agreement; and

          (j) compliance with all applicable laws and regulations regarding the manufacture of the Product, including, but limited to, current GMPs.

     2.2 CUSTOMER recognizes and agrees that the ability of DOW to manufacture Product pursuant to this Agreement depends upon a continuous supply to DOW of **** Based upon this requirement, CUSTOMER shall obtain a license from ******* and shall provide or make available to DOW a steady supply of *** sufficient for the manufacture of the quantity of Products requested by CUSTOMER.


                                      -4-

* Confidential Treatment Requested for information omitted and filed separately with the SEC.

ARTICLE 3  -  TERM
------------------

3.1 The term of this Agreement is for an initial term from the Effective Date until December 31, 2002. Thereafter, this Agreement automatically shall continue for successive periods of one (1) year unless terminated by at least twelve (12) months' prior written notice of one party to the other.

 3.2 DOW may terminate the sales of the Product to CUSTOMER, and CUSTOMER may terminate the obligation to purchase the Product from DOW, at any time after December 31, 2001, by giving at least one (1) year prior written notice of termination to the other party. Any such termination properly notified shall be effective on December 31, 2002 or on December 31 of any succeeding Calendar Year.

3.3 Anything in this Agreement to the contrary notwithstanding, this Agreement shall terminate upon the failure of CUSTOMER to provide for a continuous supply of *** for a period of sixty (60) days pursuant to Section 2.2 in sufficient quantities for the manufacture of Product.

ARTICLE 4  -  QUALITY
---------------------

4.1 The manufacturing process for the Product shall conform to the process set forth in the Operating Guidelines.

4.2 DOW shall test or cause to be tested each batch of Product as specified in the Specifications before shipment to CUSTOMER or its designee for compliance with the Specifications. The completeness and accuracy of the Specifications are solely CUSTOMER's responsibility. DOW shall retain a sample of each batch tested for three (3) years from the date of shipment; however, CUSTOMER is responsible for retaining CUSTOMER's own samples for FDA purposes. For each batch shipped, DOW shall prepare a certificate of analysis setting forth the items tested, the Specifications and test results and forward the certificates to CUSTOMER, or its designee, at the time the Product is shipped.

4.3 DOW shall label the Product as specified by CUSTOMER. CUSTOMER shall procure all registrations, permits and licenses with respect to packaging, labeling and Specification of the Product and use of the Product at CUSTOMER's expense. Without limiting the forgoing, CUSTOMER shall file with the FDA, in CUSTOMER's own name, all INDs and NDAs required for Product.

ARTICLE 5  -  QUANTITIES
------------------------

5.1 (a) Upon obtaining the capability to manufacture Product, and subject to the provisions of Section 5.1(b), Dow shall maintain a manufacturing capacity level at the DOW Facility of ***** **** ****** **** for the manufacture of Product.


                                      -5-
* Confidential Treatment Requested for information omitted and filed separately with the SEC.

     (b) DOW shall construct the DOW Facility. In addition, DOW and CUSTOMER mutually shall agree upon the timing of any needed capacity expansion, and DOW shall execute a project to expand the manufacturing capacity of the DOW Facility upon receipt of written notice from CUSTOMER of any needed capacity expansion. DOW shall use reasonable efforts to complete such capacity expansion in the time frame reasonably agreed between DOW and CUSTOMER. Subject to the provisions set forth below in this Section 5.1(b), CUSTOMER shall incur all capital costs for the initial construction within the DOW Facility and for any expansions to the manufacturing capacity of the DOW Facility for the manufacture of Product up to ***** **** ** capacity for Product. DOW shall be responsible for capital costs for capacity expansion above ***** **** ** at the DOW Facility. The capacity maximums at the DOW Facility, minimum purchase obligations of CUSTOMER based on capacity expansions, and capital requirements to CUSTOMER for construction and expansion of the DOW Facility, shall be as follows:

                        DOW Facility Capacity Expansions


   Dow Facility                             Minimum Purchase      Capital
     Capacity            Capacity Maximum      Obligation       Expenditure
     --------            ----------------      ----------       -----------

Initial Capacity           ** * ** **            ** **            $6.00 MM

** ** ********                  ** **            ** **            $0.75 MM

*** **********                  ** **            ** **            $2.00 MM
****** **********                                                ($3.00 MM)

** ** Increase                 *** **            ** **                --(3)

       TOTAL                                                      $8.75 MM
                                                                 ($9.75 MM)


(1) The capital charges in this instance assume successful completion of the research projects in the Research Service Agreement described in Section 6.1(b).

(2) The capital charges in this instance assume successful completion of the research projects in the Research Service Agreement described in Section 6.1(c).

(3) Dow will be responsible for capital expenditures to increase the maximum capacity of the DOW Facility above a capacity maximum of ** ** ** ** * up to a capacity maximum of *** ***

DOW and CUSTOMER understand and agree that the capital expenditures described in this Section 5.1 are subject to * *********** ******* ***** ******** *** *
****** ******* ***** ********* *** *** ******* ** *** ***** ****** If the
capital requirements

* Confidential Treatment Requested for information deleted and filed separately with the SEC.

for the construction and expansion of the DOW Facility exceed ***********
******* ***** ** *** ********* ******* *********** ********* ** *** *****
******* **** *** ***** **** **** ****** ***** ** ** ***** ******* ***** *****
*** ********* ******* ************ *********** *** *** ******** ***** **** ****
****** ***** ********

DOW and CUSTOMER further understand and agree that the capital expenditures set forth in the table above in this Section 5.1(b) are required in order to purchase equipment to be used by DOW to satisfy its obligations to CUSTOMER for the manufacture of Product under this Agreement. DOW shall not incur any costs for which CUSTOMER will be required to make a capital expenditure without the prior written consent of CUSTOMER. DOW and CUSTOMER mutually will agree on the project scope and the list of major equipment to be purchased. All equipment purchased by DOW on behalf of CUSTOMER and charged to CUSTOMER as a capital expenditure will be leased by CUSTOMER to Dow in accordance with the terms of an equipment lease between CUSTOMER and DOW and dated as of the Effective Date.

5.2 (a) During 1998, DOW and CUSTOMER agree that the minimum amount of Product that CUSTOMER is obligated to purchase from DOW is ****** **** ** and that the maximum amount of Product that DOW is obligated to supply to CUSTOMER is *****
**** ***

     (b) DOW and CUSTOMER agree that the annual minimum amount of Product which CUSTOMER is obligated to purchase from DOW during each Calendar Year during the term of this Agreement shall be the higher of the minimum purchase obligation defined in Section 5.1(b) and ****** ******* ***** ** *** ****** ******
************ ** ******* ** ********* PROVIDED, HOWEVER, that DOW shall not be obligated to supply more than the maximum amount of Product defined in Section 5.1(b). When the forecasts provided pursuant to Section 5.3(a) indicate that the maximum amount of Product CUSTOMER reasonably anticipates it will purchase during a Calendar Year exceeds *** ******* ***** *** DOW and CUSTOMER will meet and determine how to supply the Product requirements of CUSTOMER, provided that DOW has the right of first refusal, to be exercised within ninety (90) days, whether to supply all or a portion of such additional quantities of Products.

     (c) The maximum amount of Product which DOW is obligated to supply shall not exceed the manufacturing capability of the DOW Facility as defined in
Section 5.1(a), as that amount may be increased pursuant to Section 5.1(b).

     (d) If CUSTOMER does not take the minimum amount of Product as determined for each Calendar Year, then CUSTOMER shall be obligated to pay to DOW an amount as if CUSTOMER had purchased from DOW the annual minimum Product quantity for that Calendar Year.

* Confidential Treatment Requested for information omitted and filed separately with the SEC.

     (e) If, during any Calendar Year during the term of this Agreement, DOW and CUSTOMER cannot agree on the annual minimum amounts of Product which CUSTOMER is obligated to purchase from DOW or the annual maximum amounts of Product which DOW is obligated to supply to CUSTOMER, then the annual minimum and maximum amounts of Product for that Calendar Year shall be equal to the minimum and maximum amounts of Product in the immediately preceding Calendar Year.

5.3 (a) CUSTOMER shall use reasonable commercial efforts to purchase Product evenly during the course of any given Calendar Year during the term of this Agreement. To this end, forty-five (45) days prior to each Quarter, CUSTOMER shall provide a non-binding written forecast to DOW stating the amount of the Product CUSTOMER reasonably anticipates it will purchase from DOW for each of the next eight Quarters broken out by Month.

     (b) Firm purchase orders for Product shall be placed by CUSTOMER within five (5) business days of the end of the Month preceding the Month in which CUSTOMER expects shipment of the Product. The firm purchase orders may differ from the forecast provided by CUSTOMER; PROVIDED, HOWEVER, that DOW shall not be obligated to supply CUSTOMER in any given Month amounts of Product in excess of one hundred fifteen percent (115%) of the amount provided for such Month in the most recent Quarterly forecast provided by CUSTOMER.

     (c) Each firm purchase order shall include (i) the quantity of Product to be purchased; (ii) the requested delivery date(s) therefore; (iii) any relevant shipping instructions; and (iv) any other information dictated by the circumstances of the order. DOW shall accept purchase orders issued to it by CUSTOMER that are within the amounts allowed by the restrictions set forth in 5.2(b) and 5.3(b) above within five (5) days after receipt of such purchase order. DOW shall use commercially reasonable efforts to ship product to CUSTOMER in accordance with the terms of the purchase order.

5.4 The parties recognize that detailed and continuing exchanges of information shall be necessary in order to optimize the administration of this Agreement and DOW's sale of Product to CUSTOMER, consistent with their respective rights and responsibilities under this Agreement. To that end, each party shall notify the other of the individual representative or representatives responsible for exchanging information and for resolving issues which arise affecting the production of Product by DOW for sale to CUSTOMER. The designated representatives of CUSTOMER and DOW shall conduct a planning meeting at least once per month to address issues which shall arise under this Agreement, including allowing DOW the ability to efficiently meet CUSTOMER's purchase needs. Other topics of discussion between the parties may include DOW manufacturing, selling and delivering products in addition to the Product to CUSTOMER under an amendment to this Agreement or under separate terms and conditions to be mutually agreed upon by the parties.

ARTICLE 6  -  PRICES FOR PRODUCT
--------------------------------

6.1 Subject always to the payment obligations of CUSTOMER for Product contained in Section 5.2(d), Product pricing, based on the volume of Products purchased during a Calendar Year, shall be as follows:

     (a) INITIAL PRODUCT PRICING. Assuming acceptance by the FDA of the process described in the Operating Guidelines, Product pricing shall be:

          Amount (MT)                               Price ($/Kg)
          -----------                               ------------

           ** ** **                                     ***
            ** * **                                     ***
            ** * **                                     ***
            **** **                                     ***

     (b) PRODUCT PRICING BASED ON ************ ********. Assuming (i) successful implementation of the process described in the Operating Guidelines, (ii) successful implementation of ************ ******** *** ******* at volumes greater than ***** **** ** per year as described in the amendment to the

Research Service Agreement dated as of the Effective Date, and (iii) acceptance by the FDA of the processes described in this Section 6.1(b), Product pricing shall be:

          Amount (MT)                               Price ($/Kg)
          -----------                               ------------

           ** ** **                                      ***
            ** * **                                      ***
            ** * **                                      ***
            ** * **                                      ***
            **** **                                      ***

     (c) PRODUCT PRICING BASED ON ***** ****. Assuming (i) the manufacturing process at the DOW Facility can be optimized as described in the amendment to the Research Service Agreement dated as of the Effective Date, (ii) successful implementation of the procedures described in Section 6.1(b)(ii), and (iii) acceptance by the FDA of the processes described in this Section 6.1(c), Product pricing shall be:

          Amount (MT)                               Price ($/Kg)
          -----------                               ------------

           ** ** **                                      ***
            ** * **                                      ***
            ** * **                                      ***
            ** * **                                      ***
            **** **                                      ***


* Confidential Treatment Requested for information omitted and filed separately with the SEC.

The Product pricing in Sections 6.1(a), 6.1(b) and 6.1(c) assumes a *** purchase price of ****** per Kg. If *** pricing is different, then the Product pricing will be adjusted accordingly.

6.2 (a) Subject always to the payment obligations of CUSTOMER for Product contained in Section 5.2(d), and except as otherwise provided in Section 6.1, DOW and CUSTOMER shall agree on the price for Product in each Calendar Year during the term of this Agreement. If, during any Calendar Year during the term of this Agreement, DOW and CUSTOMER cannot agree on Product pricing, then the Product pricing for the Calendar Year in question shall equal the Product pricing for the immediately preceding Calendar Year.

     (b) Product pricing for each Calendar Year during the term of this Agreement shall be adjusted based on the Price Index.

6.3 If CUSTOMER terminates the Product per Section 3.2, then CUSTOMER shall be obligated to purchase Product, or pay the equivalent amount for Product as determined pursuant to Section 5.2(d), up to and including the date on which the termination takes effect, unless otherwise mutually agreed upon by the parties. If DOW terminates the Product per Section 3.2, then CUSTOMER shall pay for Product actually taken up to and including the date of termination, but shall not be responsible for any amounts pursuant to Section 5.2(d).

ARTICLE 7  -  DELIVERY, TITLE, TRANSPORTATION
---------------------------------------------

7.1 Title to, and risk of loss for, Product shall transfer to CUSTOMER upon delivery by DOW to a common carrier acceptable to DOW and CUSTOMER.

7.2 Product shall be shipped in mutually acceptable types and sizes of packaging or other shipping containers. The method of shipment shall be by a mutually agreed common carrier. CUSTOMER will pay all freight, which shall be invoiced separately to CUSTOMER. Emergency response for any emergencies or other incidents occurring during transit shall be the responsibility of CUSTOMER.

ARTICLE 8  -  INVOICES AND PAYMENT
----------------------------------

8.1 DOW shall issue a monthly invoice itemizing the Price on a Product-by-Product basis for Product shipped during the preceding Month. Prices shall be based on estimated purchases of Product by CUSTOMER during each Calendar Year. Within fifteen (15) business days after the end of each Calendar Year, DOW shall determine the actual amount of Product purchased by CUSTOMER during such Calendar Year, and issue an invoice or credit to CUSTOMER based on pricing for the actual amount of Product purchased. Any credit issued to CUSTOMER that is not fully utilized within six (6) Months shall be refunded promptly to CUSTOMER.


* Confidential Treatment Requested for information omitted and filed separately with the SEC.

8.2 Payment terms are net thirty (30) days from date of invoice. Payments past due bear interest calculated per annum from the due date to the date of actual payment at a fluctuating interest rate equal at all times to the prime rate of interest announced publicly from time to time by Morgan Guaranty Trust Company of New York, plus two percent (2%), but in no case higher than the maximum rate permitted by applicable law.

ARTICLE 9  - WARRANTIES AND OBLIGATIONS OF CUSTOMER
---------------------------------------------------

9.1 Prior to the supply of Product under this Agreement, CUSTOMER shall enter into a joint marketing or other similar arrangement with a pharmaceutical company of established reputation.

9.2 CUSTOMER warrants that, with regard to the Product, it shall, and shall cause any pharmaceutical company with which it associates in the commercialization of the Product to, comply with all applicable laws, including but not limited to the FFDCA and rules and regulations promulgated by the FDA.

ARTICLE 10  -  LIMITED WARRANTY
-------------------------------

SUBJECT TO THE LIMITATIONS OF ARTICLES 11, 12, AND 13, DOW warrants that, at the time of delivery, the Product supplied by DOW shall (a) meet the Specification for the Product; (b) be conveyed with good title, free from any lawful security interest, lien or encumbrance; (c) be manufactured in compliance with the Operating Guidelines; (d) be manufactured in accordance with current GMPs; and
(e) not be adulterated or misbranded within the meaning of the FFDCA; provided, however, DOW shall not be liable for misbranding which is due to any labeling, instructions or package insert text provided to DOW by CUSTOMER.

ARTICLE 11  -  DISCLAIMER OF WARRANTIES
---------------------------------------

THE LIMITED WARRANTIES CONTAINED IN ARTICLE 10 OF THIS AGREEMENT ARE THE SOLE WARRANTIES WITH RESPECT TO THE PRODUCT AND ARE MADE EXPRESSLY IN LIEU OF AND EXCLUDE ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES PROVIDED BY COMMON LAW OR STATUTE.

ARTICLE 12  -  INSPECTION AND NOTICE OF CLAIMS
----------------------------------------------

Promptly upon receipt of each batch of Product, CUSTOMER shall inspect, analyze and test the Product for any damage, defect or shortage and promptly shall notify Dow whether Product conforms to Specifications. EXCEPT WHERE DOW HAS PROVIDED WARRANTIES UNDER THIS AGREEMENT, ALL CLAIMS BY CUSTOMER SHALL BE DEEMED WAIVED UNLESS MADE BY CUSTOMER IN WRITING AND RECEIVED BY DOW WITHIN SIXTY (60) DAYS OF THE RECEIPT OF THE PRODUCT PROVIDED THAT FOR ANY CLAIM WHICH IS NOT READILY DISCOVERABLE WITHIN SUCH 60-DAY PERIOD SUCH CLAIM SHALL BE DEEMED WAIVED UNLESS MADE BY CUSTOMER IN

WRITING AND RECEIVED BY DOW WITHIN THREE HUNDRED SIXTY (360) DAYS AFTER RECEIPT OF THE PRODUCT OR WITHIN THIRTY (30) DAYS AFTER CUSTOMER LEARNS OR SHOULD HAVE BEEN REASONABLY AWARE OF FACTS WHICH SHOULD HAVE GIVEN RISE TO SUCH CLAIM, WHICHEVER FIRST OCCURS.

ARTICLE 13  -  LIMITATION OF REMEDIES AND LIABILITY
---------------------------------------------------

13.1 EXCEPT AS TO SECTION 15.1 AND SECTION 14.4, CUSTOMER'S EXCLUSIVE REMEDY AND DOW'S TOTAL LIABILITY TO CUSTOMER FOR CLAIMS FOR PRODUCT DELIVERED UNDER THIS AGREEMENT IS EXPRESSLY LIMITED AS FOLLOWS: ******** *** *** ****** ** *********** **, ** ********* ** *** ***** **** ***, *** ******* **** ******* **
***** ******* *** *******. CUSTOMER WAIVES ALL OTHER CLAIMS BY CUSTOMER AGAINST DOW FOR PRODUCT DELIVERED UNDER THIS AGREEMENT.

13.2 NEITHER DOW NOR CUSTOMER SHALL BE UNDER ANY LIABILITY TO CUSTOMER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES.

13.3 The provisions of this Article 13 shall survive any termination of this Agreement.

ARTICLE 14  -  INTELLECTUAL PROPERTY
------------------------------------

14.1 DOW Know-How is owned by DOW. CUSTOMER will provide DOW with Analytical Information concerning the manufacture and packaging of the Products. Analytical Information is owned by CUSTOMER. CUSTOMER grants to DOW a non-exclusive, non-transferable, royalty-free license to use Analytical Information in order to manufacture Product.

14.2 CUSTOMER will provide DOW with reasonable access to knowledgeable people to consult with DOW on the implementation of Analytical Information. Such consultations shall be free of charge and shall occur at mutually agreeable times and places (either at the DOW Facility or a facility owned and/or operated by CUSTOMER).

14.3 CUSTOMER warrants either (a) there is no patent or copyright covering any Product or the Analytical Information used by DOW to produce Product or (b) CUSTOMER has a right to have Product made by DOW, and to have DOW use the Analytical Information used to produce Product. CUSTOMER assumes all responsibility for use of any design, trademark, trade name, copyright or part thereof, appearing on the


* Confidential Treatment Requested for information omitted and filed separately with the SEC.

Product at CUSTOMER's request. CUSTOMER will *********, ****** *** **** ********
*** **** *** ******* *** *** *** ***** *** ******** ********** **********
*********' **** ******** **** ****** ***** ** *** *************** *** **********
** ******** ** **** ******* ****.

14.4 DOW warrants that it has the right to use DOW Know-How to produce Product. DOW will *********, ****** *** **** ******** *** **** *** ******* *** *** ***
***** *** ******** ********** ********** *********' **** ******** **** ******
***** ** *** *************** *** ********** ** ******** ** **** ******* ****.

14.5 DOW and CUSTOMER recognize that detailed information, including but not limited to Analytical Information and DOW Know-How, must be exchanged in order to optimize the administration of this Agreement and the manufacture and sale of Product by DOW to CUSTOMER, consistent with the respective rights and obligations of DOW and CUSTOMER under this Agreement. Each party shall deliver to the other such information as expeditiously as possible in order to manufacture Product in the quantities defined in Article 5.

14.6 DOW shall retain all right, title and interest in, and CUSTOMER shall have no right to, DOW Know-How (except pursuant to the Research Service Agreement) and in any software, hardware, firmware and other information management and control systems, including, without limitation, business, research and manufacturing control and information management systems (such as computers, computer programs and other computer related technology), and information, plans, technical data, ideas, discoveries, works of authorship, patentable and unpatentable inventions, know-how, process improvements, procedures, specifications, engineering drawings, equipment, packaging etc. that relate to software, hardware, firmware and other information management and control systems, resulting from DOW's efforts under this Agreement.

14.7 DOW and CUSTOMER agree that any development work defined in the Research Service Agreement shall be performed pursuant to, and governed by, the Research Service Agreement.

14.8 Any improvements, technology or other know-how developed by DOW outside of the provisions of the Research Service Agreement (including, but not limited to, improvements, technology or other know-how developed by DOW in the course of manufacturing Products under this Agreement) shall be owned by DOW and shall not be subject to the terms and conditions of the Research Service Agreement.

14.9 The provisions of this Article 14 shall survive termination of this Agreement and shall be interpreted to conform to the provisions of the Research Service Agreement.


* Confidential Treatment Requested for information omitted and filed separately with the SEC.

ARTICLE 15  -  INDEMNITY
------------------------

15.1 DOW shall indemnify, defend and hold CUSTOMER harmless from and against any and all liabilities, claims, demands, damages, costs, expenses or money judgments (including attorneys' fees) incurred by, or rendered against, CUSTOMER arising out of *** ****** ** *** *********** ** ****** ** ******* ********* **
*** *** ******** ** * ********/******** ****** ** *** *** *** ******** ** ******
********* ** *** ** ********** **** ***** *********** ** **** *********
provided, however, CUSTOMER shall give DOW notice in writing as soon as practicable of any such claim or lawsuit and shall permit DOW to undertake the defense thereof at DOW's expense. For purposes of this Section 15.1, "liabilities, claims, demands, damages, costs, expenses or money judgments" shall include assertions involving federal, state and local laws, regulations and ordinances, including, but not limited to, ****** *** ****, or comparable and applicable state statutes. DOW has no obligation to indemnify CUSTOMER (including under common law) except as specifically set forth in this Section
15.1 and as provided in Section ****.

 15.2 CUSTOMER shall cooperate in any defense DOW undertakes pursuant to Section
15.1 by providing access to witnesses and evidence available to CUSTOMER. CUSTOMER shall have the right to participate in any defense to the extent that, in its judgment, CUSTOMER may be prejudiced thereby.

15.3 In any claim or suit in which CUSTOMER seeks indemnification by DOW, CUSTOMER shall not settle, offer to settle or admit liability or damages in any such claim or suit without the consent of DOW.

15.4 Inasmuch as DOW shall be manufacturing Product pursuant to Specifications provided by CUSTOMER, except as specifically set forth in Section 15.1, ********
***** ** *********** *** *** *** *** ******** ****** ** ******** ******
********** ****** **** ****** ** *** ******* ** *** ********* **** **
*********** *** ******* ** *** *** ******** ***** **** *********. CUSTOMER
shall, and shall use best efforts to, cause any pharmaceutical company with which it associates in the commercialization of the Product to, indemnify, defend and hold DOW harmless from and against any and all liabilities, claims, demands, damages, costs, expenses or money judgments (including attorneys' fees) incurred by or rendered against DOW for ******** ******, ******** ******, ********, ******* ** ***** ** ***** ******* ***** ***** *** ** *** *********:
*** ****** ** ************ *** ***** ** ******* ****, *** *********** ** ***
******* ********* ** ************** *** *** *** ** *** ********* ********* **
******** ** *** *********** ** *** ******* ****** ****** ** *** ***** **********
** ******* ********** ** ***; *** ***** ******** ** *** ******* ** *** **
******** *** ********** *********, *** ********, *******, *******,
**************, *********, ************, ****, ***, ********* ** ******** ** ***
******* ********** ***** ***** ***** *********** ******* ** * ********** ******
****** ** *** ***** ********** ** ******* ********** ** ***; ** *** ********
****** ** *** *** ******** ****** ****** ** *** ***** ********** ** *******
********** ** ***; ** *** ******* ******, *********, ***** **** ** *********


* Confidential Treatment Requested for information omitted and filed separately with the SEC.

************ ********* **** *** *** ** *** ******, *********, ***** ****,
********* ** **** *******, ********* ** *** ******* ** ********'* *******; **
*** ****** ** ********* ************ ***** ** *** *** ** *** ** *** **********
*********** ** *** ***********, **** ** *** ** *** ******* **** *** ********
******** ** **** *********. DOW shall give CUSTOMER notice in writing as soon as practicable of any such claim or lawsuit and shall permit CUSTOMER to undertake the defense thereof at CUSTOMER's expense.

15.5 DOW shall cooperate in such defense undertaken by CUSTOMER pursuant to
Section 15.4 by providing access to witnesses and evidence available to DOW. DOW shall have the right to participate in any defense to the extent that, in its judgment, DOW may be prejudiced thereby.

15.6 In any claim or suit in which DOW seeks indemnification by CUSTOMER, DOW shall not settle, offer to settle or admit liability or damages in any such claim or suit without the consent of CUSTOMER.

15.7 The provisions of this Article 15 shall survive any termination of this Agreement.

ARTICLE 16  -  INSURANCE
------------------------

16.1 CUSTOMER will, and will cause any pharmaceutical company with which it associates in the commercialization of the Product to, procure and maintain insurance in the following minimum amounts, at its own expense, at all times while the Agreement is in effect:

          (a) Workmen's Compensation insurance at statutory limits and Employers' Liability Insurance at not less than $1,000,000 aggregate;

          (b) Automobile Liability Insurance with a bodily injury, death, and property damage combined single limit of $1,000,000; and

          (c) Comprehensive General Liability Insurance (including contractual liability, products, and completed operations) with a bodily injury, death, and property damage combined single limit of $10,000,000 per occurrence. The scope of this coverage is to be equivalent to standard ISO forms (e.g., 1996 Commercial General Liability ISO form # CG 00 01 01 96, etc.) with no limiting modifications.

16.2 CUSTOMER will, and will use best efforts to cause any pharmaceutical company with which it associates in the commercialization of the Product to, furnish DOW a certificate(s) from an insurance carrier (having a minimum AM Best rating of B) showing all insurance set forth above. The certificate(s) will include the following statement: "The insurance certified hereunder is applicable to all contracts between The Dow Chemical Company and the Insured. This insurance may be canceled or altered only after ten (10) days' written notice to DOW." The insurance, and the certificate(s), will (1) name DOW

* Confidential Treatment Requested for information omitted and filed separately with the SEC.

(including DOW's officers, directors, employees, servants, affiliates, agents, successors, and assigns) as additional insureds with respect to matters arising from this Agreement, (2) provide that such insurance is primary to any liability insurance carried by DOW, and (3) provide that underwriters and insurance companies of CUSTOMER may not have any right of subrogation against DOW (including DOW's officers, directors, employees, servants, affiliates, agents, successors, and assigns) except in the event a claim results from DOW's gross negligence or willful misconduct. The insurance will contain an ordinary deductible. Failure of any of the terms and conditions of this Article 16 will be considered a material breach under this Agreement.

ARTICLE 17  -  DOW FACILITY
---------------------------

17.1 In DOW's performance of its obligations under this Agreement, DOW retains the obligations to fully comply with the Operating Guidelines and all applicable federal, state and local laws and regulations which are in effect at the time, including FFDCA, and all applicable regulations promulgated by the FDA thereunder. DOW retains the sole right and authority to make all decisions with respect to the construction, maintenance and operation of DOW's Facility. Without limiting DOW's obligations, CUSTOMER acknowledges that it may have certain independent obligations in order for CUSTOMER to be in compliance with laws, rules and regulations applicable to CUSTOMER.

17.2 The DOW Facility is registered with the FDA pursuant to ss.510 of FFDCA. DOW agrees to maintain a valid FDA Establishment Number for the DOW Facility. DOW shall keep and maintain records as required by the Operating Guidelines and all applicable federal, state and local laws and regulations including, but not limited to FFDCA. DOW shall prepare and submit all reports that DOW is required by applicable federal, state and local laws and regulations to submit. DOW shall provide CUSTOMER with a copy of any such reports. DOW shall promptly notify CUSTOMER of any incidents involving the raw materials, packaging materials or Product involving DOW's performance under this Agreement or of any actions or inspections by the FDA relating to the manufacture of the Product. DOW retains exclusive ownership and responsibility of all DOW Facility materials, reports and records.

ARTICLE 18  -   PRODUCT STEWARDSHIP
-----------------------------------

18.1 CUSTOMER acknowledges that it has requested DOW to contract manufacture Product for CUSTOMER pursuant to instructions and specifications provided to DOW by CUSTOMER. CUSTOMER represents that it has used its own independent skill and expertise in connection with the design, selection and use of the Product (including other goods which incorporate Product as a component) and that it possesses skill and expertise in the handling, storage, transportation, treatment, use and disposal of the Product (including other goods which incorporate Product as a component). CUSTOMER shall accept and agree to be bound by appropriate product stewardship guidelines, including but not limited to: (a) responsibility for providing Material Safety Data Sheets, (b) following safe handling, use, selling, storage, transportation, treatment and disposal practices

(including special practices as CUSTOMER's use of the Product requires) and instruct its employees, contractors (including DOW), agents and customers in these practices (including the information contained in the most current Material Safety Data Sheet), (c) taking appropriate action to avoid spills or other dangers to persons, property or the environment, and (d) understanding and complying (and has complied) with all applicable governmental statutes, rules, regulations and ordinances including, without limitation, those promulgated by the FDA and EPA.

18.2 DOW shall report to CUSTOMER, in writing and as promptly as practicable, any complaints it receives concerning the Product, including any regulatory complaints. CUSTOMER shall be responsible for handling such complaints, and DOW shall cooperate to the extent reasonably requested by CUSTOMER. CUSTOMER shall promptly disclose to DOW any information which becomes available to it relating to alleged side effects, toxicity or other adverse effects allegedly caused by the Product (including other goods which incorporate Product as a component).

ARTICLE 19  -  FORCE MAJEURE
----------------------------

19.1 The performance of the party impacted by a Force Majeure Event, other than for payment for Product already delivered, under this Agreement is delayed, without liability, for the duration of a Force Majeure Event.

19.2 The party whose performance is affected by a Force Majeure Event shall give prompt notice to the other party stating the details and expected duration of the event. Once notice is given of a Force Majeure Event, the parties shall keep each other apprised of the situation until the Force Majeure Event terminates or this Agreement is terminated, whichever occurs first. Each party has full management discretion in dealing with its own labor issues, and in determining how and when to perform obligations (other than payment for work already performed) under this Agreement when the other party is involved in a strike, work stoppage or slowdown condition.

19.3 DOW may, during any period of shortage of raw materials (including energy or other utilities), waste handling capability, labor, or Product due to force majeure as defined in this Agreement, in DOW's discretion allocate its supply of such raw materials (including energy or other utilities), waste handling capability, labor and Product among the various uses therefor in any manner. DOW shall have no obligation to obtain Product, or raw materials (including energy or other utilities) from a third party in order to supply DOW's excused contractual shortfall. The Product, or raw materials (including energy or other utilities) obtained by DOW from a third party solely for DOW's internal use are not subject to allocation.

ARTICLE 20  -  EARLY TERMINATION
--------------------------------

20.1 Either party is entitled (without prejudice to its other rights and remedies under this Agreement) to terminate this Agreement upon (a) written notice at any time if the other party breaches a material obligation under this Agreement and such breach has not be remedied within thirty (30) days after the non-breaching party provides written notice of such breach to the breaching party or (b) written notice by the party not affected by a Force Majeure Event to the party affected by the Force Majeure Event if a Force Majeure Event lasts for more than sixty (60) days. Further, either party shall be deemed to have breached this Agreement in the event such party (a) voluntarily or involuntarily enters a bankruptcy or similar proceeding; (b) passes a resolution for winding up its business or a Court makes an order to that effect (otherwise than for the purpose of amalgamation or reconstruction); or (c) a receiver is appointed in respect of substantially all of its assets. ** *** ********, ** *** ********** *********** ******** ***** ** **** ********* ** ********, **** * ******** ******
** ************* *** ******* * ******* ** ** *** ******* ** ******** ** *******
*** *********** ***** **** ********* ***** ** *********** **** ****** ** ***
*******, **** **** *** ******* ** ******* ****** **** ***, *** ******* *****
**** ******** **** * **** ****** ********* **** *******. ** *** ******* ***
****** ** ******* **** ******* ****** ***** **** **** ** *** ******, **** **
**** ****, *** ** *** ********** **********, *** ****** *** *********** *****
**** *********, *********, *** *** ******* **, ********** ** ******** **
********.

20.2 DOW shall incur certain design, engineering and construction costs at the DOW Facility in order to manufacture the Products. If this Agreement is terminated by DOW, pursuant to Section 20.1, or by CUSTOMER, pursuant to Section 3.2, then, within thirty (30) days of such termination, CUSTOMER shall pay to DOW an amount equal to the costs incurred by DOW and not already reimbursed by CUSTOMER for design, engineering and construction at the DOW Facility up to and including the date of the notification of termination; PROVIDED, HOWEVER, that DOW shall use reasonable efforts to reduce such design, engineering and construction costs. If this Agreement is terminated by CUSTOMER, pursuant to
Section 20.1, or by DOW, pursuant to Section 3.2, then CUSTOMER shall have no obligation to pay for such design, engineering, and construction costs.

ARTICLE 21  -  ASSIGNMENT
-------------------------

This Agreement is not assignable or transferable by either party without the prior written consent of the other party, such consent not to be unreasonably withheld.

ARTICLE 22  -  NOTICE
---------------------

Any notice to be given under this Agreement shall be in writing and shall be deemed given when received and may be sent by mail, express courier or facsimile to:


* Confidential Treatment Requested for information omitted and filed separately with the SEC.

If to CUSTOMER:                                 If to DOW:

GelTex Pharmaceuticals, Inc.                    The Dow Chemical Company
Attn:   Joseph Tyler                            Attn:  Robert M. Strom
        303 Bear Hill Road                             1710 Building
        Waltham, Massachusetts  02154                  Midland, Michigan  48674
        (617)  290-5890 (FAX)                          (517) 638-7003 (FAX)

Either party may change its location or facsimile number to receive notices upon ten (10) days prior written notice.

ARTICLE 23  -  PLANT VISITS
---------------------------

23.1 Subject to safety and confidentiality limitations, DOW shall permit representatives of CUSTOMER to visit the DOW Facility for the purpose of reviewing the manufacture and testing of the Product and related batch records and of conducting compliance audits associated with GMPs and other FDA regulations. Employees of CUSTOMER who enter onto DOW premises must comply with DOW's safety, security and confidentiality requirements. CUSTOMER must give DOW reasonable notice of any proposed visit to the DOW Facility and identify the individuals who shall be in attendance. DOW is entitled to approve the individuals who shall visit; however, DOW's approval may not be unreasonably withheld. CUSTOMER may not designate contractors for such visits without the prior written consent of DOW. All visits shall be during normal business hours on Work Days. DOW may inspect any documents, vehicles, or containers entering or leaving DOW premises. Each representative of CUSTOMER who visits the DOW Facility must sign DOW's the Visitors Agreement in the form set forth in
Schedule 3 with a copy of the Visitor Agreement going to the representative and CUSTOMER with DOW retaining the original.

23.2 During normal business hours on Work Days, DOW shall allow governmental inspectors (such as inspectors from the FDA or EPA) acting pursuant to statutory authority to inspect the DOW Facility in connection with the production of Product and to review required documentation, provided that such inspectors comply with DOW's safety, security and confidentiality requirements. All governmental inspectors to conduct an inspection of DOW Facility shall be subject to the reasonable approval of DOW prior to the inspection.

ARTICLE 24 - CONFIDENTIALITY OF INFORMATION
-------------------------------------------

24.1 Each of DOW and CUSTOMER will receive Proprietary Information in order to fulfill its respective obligations under this Agreement. Any Proprietary Information should be marked as such. Information not marked as Proprietary Information but which the party receiving it reasonably should recognize as Proprietary Information shall be deemed to be Proprietary Information. Each party shall use reasonable efforts to retain the other party's Proprietary Information in confidence and not disclose the same to any third party nor use the same, except as expressly permitted. Excepted from these obligations of confidence and non use is that information which:

          (a) is available, or becomes available, to the general public without fault of the receiving party;

          (b) was in the possession of the receiving party on a non-confidential basis prior to receipt of the same from the disclosing party;

          (c) is obtained by the receiving party without an obligation of confidence from a third party who is rightfully in possession of such information and is under no obligation of confidentiality to the disclosing party;

          (d) the receiving party is legally required to disclose; or

          (e) is independently developed by the receiving party.

For the purpose of this Section 24.1, a specific item of Proprietary Information shall not be deemed to be within the foregoing exceptions merely because it is embraced by more general information in the public domain or in the possession of the receiving party. In addition, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in the possession of the receiving party, but only if the combination itself and its principle of operation are in the public domain or in the possession of the receiving party.

24.2 Notwithstanding the provisions of 24.1(d), if the receiving party becomes legally compelled to disclose any of the disclosing party's Proprietary Information, the receiving party shall promptly advise the disclosing party of such Proprietary Information in order that the disclosing party may seek a protective order or such other remedy as the disclosing party may consider appropriate in the circumstances. The receiving party shall disclose only that portion of the disclosing party's Proprietary Information which it is legally required to disclose.

24.3 All Proprietary Information in whatever form, other than Proprietary Information consisting of DOW Program Technology (as defined in the Research Service Agreement) or DOW Know-How licensed to CUSTOMER pursuant to the Research Service Agreement, shall be returned to the disclosing party upon termination of this Agreement, without retaining copies thereof except that one copy of all such Proprietary Information may be retained by the other party's legal department solely for the purposes of policing this Agreement. Upon termination of this Agreement, CUSTOMER shall be permitted to retain copies of all DOW Program Technology (as defined in the Research Service Agreement) and DOW Know-How licensed to CUSTOMER pursuant to Research Service Agreement.

24.4 The obligation of confidentiality under this Article 24 shall survive for five (5) years following the expiration or termination of this Agreement.

24.5 The confidentiality provisions contained in this Article 24 shall supersede the confidentiality provisions with regard to the Product contained in the Secrecy Agreement between DOW and CUSTOMER dated April 24, 1996 (the "Secrecy Agreement"); provided, however, that (a) the exchange of information between DOW and CUSTOMER with regard to the Product prior to the Effective Date shall be governed by the Secrecy Agreement and (b) the exchange of information on products other than the Product shall continue to be governed by the Secrecy Agreement.

ARTICLE 25  -  EXPORT CONTROL OF TECHNICAL DATA
-----------------------------------------------

The parties acknowledge their obligations to adhere to the United States export laws and regulations, such as Export Administration Regulations, International Traffic in Arms Regulations and regulations promulgated by the Office of Foreign Assets Control and the parties agree to adhere to such laws and regulations.

ARTICLE 26 - TAXES
------------------

CUSTOMER shall pay to DOW (a) any applicable sales, use, gross receipts, or value-added tax that is imposed as a result of, or measured by, the sales, and
(b) the amount of any and all other governmental taxes, duties and/or charges of every kind, excluding any income tax imposed upon DOW, that is hereafter imposed or increased, and which DOW may be required to pay with respect to the production, sale or transportation of Product, with respect to any material used in the manufacture thereof.

ARTICLE 27  -  INDEPENDENT CONTRACTOR
-------------------------------------

DOW is an independent contractor, with all the attendant rights and liabilities, and not an agent or employee of CUSTOMER. The relationship between DOW and CUSTOMER shall not constitute a partnership, joint venture or agency. Any provision in this Agreement, or any action by CUSTOMER, which may appear to give CUSTOMER the right to direct or control DOW in performing under this Agreement means DOW shall follow the desires of CUSTOMER in results only. Neither party shall have the authority to make any statements, representations or commitments of any kind, or take any action, which shall be binding on the other, without the prior written consent of the other party.

ARTICLE 28  -  SEVERABILITY
---------------------------

If any provision of this Agreement or the application thereof to any person or circumstance shall, for any reason, and to any extent, be held to be invalid or unenforceable under applicable law, such provision shall be deemed limited or modified to the extent necessary to make the same valid and enforceable under applicable law. Any invalid or unenforceable provision shall be replaced with such new provision which shall allow the parties to achieve the intended economic result in a legally valid and effective manner.

ARTICLE 29  -  NON-WAIVER OF DEFAULTS
-------------------------------------

Any failure by either party at any time to enforce or require strict keeping and performance of any of the terms or conditions of this Agreement shall not constitute a waiver of such terms or conditions and shall not affect or impair such terms or conditions in any way, or the right of either party at any time to avail itself of such remedies as it may have for any breach or breaches of such terms or conditions.

ARTICLE 30  -  CREDIT
---------------------

If CUSTOMER fails to pay any invoice in accordance with the terms of this Agreement, DOW may defer shipments, alter payment terms or cancel this Agreement. If CUSTOMER's financial responsibility becomes unsatisfactory to DOW and DOW deems itself insecure, DOW may accelerate the due date and demand immediate payment on any outstanding invoice for Product, or may require cash payments or satisfactory security for future deliveries. CUSTOMER agrees to pay all costs and expenses, including reasonable attorney's fees, incurred by DOW in the collection of any sum payable by CUSTOMER to DOW, or in the exercise of any remedy.

ARTICLE 31  -  GOVERNING LAW
----------------------------

The interpretation, validity and performance of this Agreement shall be governed by Michigan law, including Michigan's adaptation of the Uniform Commercial Code, without regard to Michigan's conflict-of-law rules.

ARTICLE 32  -  HEADINGS
-----------------------

The headings used in this Agreement are for the convenience of the reader and are not intended to have any substantive meaning.

ARTICLE 33  -  ENTIRE AGREEMENT
-------------------------------

This Agreement constitutes the full understanding of the parties, and is a final, complete and exclusive statement of the terms and conditions of their agreement regarding the subject matter of this Agreement. All representations, offers, and undertakings, of the parties made prior to the effective date of this Agreement are merged in this Agreement. All amendments or modifications to this Agreement must be in writing, identified as an Amendment to this Agreement and signed by an authorized representative of each party.

ARTICLE 34 - ARBITRATION
------------------------

34.1 Any Claim arising out of or relating to this Agreement, or any breach thereof, including, without limitation, the validity of the provisions of this
Article 34, but excluding any Claim regarding technology or patents, shall be settled in accordance with the Commercial Arbitration Rules of the American Arbitration Association as amended and in effect January 1, 1990 (the "Rules"), except as such Rules are modified by this Article 34.

34.2 Any arbitration pursuant to this Article 34 shall occur before a panel of three arbitrators. Each of DOW and CUSTOMER shall select one arbitrator within thirty (30) days of the notice of arbitration. The two arbitrators so selected then shall have thirty (30) days to select a third arbitrator from a list of potential arbitrators provided by the American Arbitration Association. If the two arbitrators cannot select a third arbitrator within the thirty-day period, then the American Arbitration Association shall select the third arbitrator. The third arbitrator, regardless of how selected, shall chair the arbitration panel.

34.3 Any arbitration pursuant to this Article 34 shall take place at the offices of the American Arbitration Association in New York, New York, or at such other offices in New York, New York, as the American Arbitration Association may stipulate. The arbitration shall be in English. Each party shall bear its respective costs (including travel costs, witness and attorneys' fees) relating to the arbitration. Each party shall bear an equal portion of the actual arbitration costs including, but not limited to, arbitrator's fees and administrative fees of the American Arbitration Association.

 34.4 Not less than sixty (60) days from the date of any arbitration proceeding under this Article 34, each party will provide to the other a list of the witnesses that it intends to produce. The other party, at its expense, shall have the opportunity to take the deposition of such witnesses prior to the arbitration. In addition, not less than forty-five (45) days prior to the arbitration date, each party shall provide to the other copies of the evidence intended for use during the arbitration. Not less than ten (10) days before the arbitration date, the parties may move the arbitration panel to exclude certain evidence, setting forth the grounds for such request. The arbitrators shall decide on any such motions in accordance with applicable law.

34.5 The arbitrators shall issue a written opinion, setting forth their decision and its legal and factual basis. The opinion of the arbitrators shall be binding upon the parties absent manifest error in the understanding of the facts or the interpretation of applicable law.

34.6 Anything in this Article 34 to the contrary notwithstanding, prior to initiating any arbitration, a party to this Agreement may seek an injunction, temporary restraining order, or other similar temporary relief, from a court of competent jurisdiction in order to protect the assets that are the subject of dispute.

The parties have caused this Agreement to be executed by their duly authorized representatives.


GELTEX PHARMACEUTICALS, INC.                   THE DOW CHEMICAL COMPANY


By: /s/ Mark Skaletsky                         By: /s/ Michael D. Parker
------------------------------------           ---------------------------------

Name: Mark Skaletsky                           Name: Michael D. Parker
------------------------------------           ---------------------------------

Title: President                               Title: Executive Vice President
------------------------------------           ---------------------------------

Date: April 23, 1997                           Date: April 23, 1997
------------------------------------           ---------------------------------

                                   SCHEDULE 1
                                   ----------

                             PRODUCT SPECIFICATIONS
                             ----------------------


TEST                           METHOD          SPECIFICATION
----                           ------          -------------

**********                     ********        *************************

****                           ********        **************************

********* ******* *****        ********        **** ** ****** ** *********
                                               ******** ********* ***** * ***
                                               **********

**** ** ******                 **********      *****

******** **********            ********        * ** ***

******** ***************       ********        * * ***

******* *********              ********        * **** *****************

***** ******                   **** *****      * ******

******* ** ********            **** *****      * ****

** ** ** ********              ********        **************
******** ****                  ********        *** * * **

                                               **** ******** **** ***** **

                               ********        ***** * *** ** ***********

***** ******* ** ********      ********        ***** ** *****

******** *****                 ********        *** ** ***

********* *****                **** ****       * *** *** *** ****

***                            ** **********   * *** ***

************                   ** **********   * ** ***

*** *******                    **** *****      ** ** **********


* Confidential Treatment Requested for information omitted and filed separately with the SEC.

                                   SCHEDULE 2
                                   ----------

                              OPERATING GUIDELINES
                              --------------------

Operating Guidelines shall be those contained in the Chemical Methods Control section of the NDA.

                                   SCHEDULE 3
                                   ----------

                               VISITORS AGREEMENT
                               ------------------

I, __________________, a citizen of _____________________________, in consideration of my employment by GelTex Pharmaceuticals, Inc. ("Employer"), and in consideration for admittance to the premises of and/or access to the technical and business information of The Dow chemical Company ("Dow"), agree as follows:

1. I will proceed directly to the location to which I am expected by CUSTOMER, and, when finished, will promptly leave the Dow premises by my original point of entry or by the most reasonable direct route;

2. I will not bring any cameras or video recording devices onto Dow premises. I will not take pictures, make video recordings or make drawings or other representations of Dow facilities unless authorized by Dow in writing to do so;

3. I will not remove from Dow any documents or property of any kind unless authorized by Dow to do so and will return any such information to Dow when requested to do so;

4. I will keep as confidential and secret all technical and business information concerning Dow and its operations which I obtain by observation or other means as a result of my presence on Dow's premises; I will not publish or disclose to any third party any information I have received from Dow without the prior written permission of Dow;

5. I understand that the obligations of confidence do not apply to any information which is or becomes known to the public without my fault, or which is acquired by me without an obligation of confidence from a third party having a right to disclose the information;

6. I will hold Dow harmless for any injury, including death or disease, to myself or any damage to my property while on Dow's premises unless such injury or damage is caused by Dow's sole negligence;

7. I will, upon request, surrender to Dow's Security any pass issued to me; in addition, I understand that any pass issued to me is not transferable and I agree I will not allow any other person to use it;

8. I will not knowingly export, directly or indirectly, any Dow proprietary Technology or software, or the direct product of such technology or software, in violation of the provisions of the U. S. Export Administration Regulations 15 CFR Parts 768-799;

9. I understand that the terms of this Agreement are legally enforceable against me by Dow;

10. I understand that Dow reserves the right to inspect any document, vehicle or container entering or leaving its premises;

11. I understand and acknowledge that Dow may direct (or cause to be directed) me to leave Dow's premises (either temporarily or permanently) at any time for any reason;

12. I understand that I must become familiar with and follow any applicable Dow Safety Rules as well as any applicable federal or state safety laws or regulations;

13. I understand that my obligations under this Agreement will survive the termination of any particular assignment and my employment with Employer;

14. I understand that alcohol or illegal drugs are prohibited from Dow's premises; and,

15. I understand and acknowledge that I am not an employee of Dow and am therefore not entitled to any benefits from Dow.

Date:                  Signed:
      ----------------         -------------------------------